UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 3, 2025

MOBIX LABS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40621	98-1591717
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15420 Laguna Canyon Road, Suite 100, Irvine, CA	92618
(Address of principal executive offices)	(Zip Code)

(949) 808-8888

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	MOBX	Nasdaq Capital Market
Redeemable warrants, each warrant exercisable for one share of Class A Common Stock	MOBXW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On March 3, 2025, Mobix Labs, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Meeting”) to vote on two proposals, as described in the definitive proxy statement filed by the Company with the SEC on January 22, 2025 (the “Proxy Statement”). Present at the Meeting were holders of 32,904,780 shares of Class A Common Stock of the Company (the “Class A Common Stock”) and 2,129,901 Class B Common Stock of the Company (the “Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”) represented in person or by proxy, representing approximately 67.2% of the voting power of the Common Stock as of January 10, 2025, the record date for the Meeting, and constituting a quorum for the transaction of business.

At the Meeting, the Company’s stockholders voted on the following proposals, each of which is described in more detail in the Proxy Statement. Capitalized terms used but not defined herein have the meanings assigned to such terms in the Proxy Statement.

Set forth below are the final voting results for all the proposals presented at the Meeting:

Proposal No. 1: The Director Election Proposal

The Director Election Proposal was approved. The Class A Director Nominees were elected by the holders of Class A Common Stock and Class B Common Stock voting together. The Class B Director Nominee was elected by the holders of Class B Common Stock. The voting results were as follows:

Class A Director Nominees	For	Against	Abstentions	Broker Non-Votes
Kurt Busch	29,447,506	171,358	180,448	6,633,370
William Carpou	29,490,852	127,706	180,754	6,633,370
Class B Director Nominee
Fabrizio Battaglia	20,049,010	0	0	0

Proposal No. 2: The Ratification of Selection of Independent Registered Public Accounting Firm Proposal

The Ratification of Selection of Independent Registered Public Accounting Firm Proposal was approved. The voting results were as follows:

For	Against	Abstentions
36,247,381	35,361	149,940

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOBIX LABS, INC.

By:	/s/ Keyvan Samini
Name:	Keyvan Samini
Title:	President and Chief Financial Officer

Date: March 7, 2025